SUPPLEMENT Dated February 14, 2008
To The Prospectus Dated April 30, 2007

ING Architect Variable Annuity

For Variable Annuity Contract
Issued By ING USA Annuity and Life Insurance Company
Through Its Separate Account B

This supplement updates the current prospectus. Please read it carefully and keep it with your copy of the prospectus for future reference. If you have any questions, please call our Customer Contact Center at 1-800-366-0066.

On January 31, 2008, the Board of Trustees of the ING Investors Trust approved a proposal to liquidate the ING EquitiesPlus Portfolio (Class S). The proposed liquidation is subject to shareholder approval. If shareholder approval is obtained, it is expected that the liquidation will take place during the second quarter of 2008, on or about April 28, 2008.

Before the liquidation date, you may reallocate contract value in the portfolio to another portfolio available under the Contract. Contract value remaining in the portfolio on the liquidation date will be reallocated to the ING Liquid Assets Portfolio (Class S). Thereafter, the ING EquitiesPlus Portfolio
(Class S) will no longer be available under the Contract.

The ING Liquid Assets Portfolio is a Special Fund for purposes of determining your Contract’s death benefit and the value of your benefits under any living benefit rider, as applicable.

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